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                                  Exhibit 10.8

                               RACI HOLDING, INC.
                              STOCK INCENTIVE PLAN

                     MATCHING DEFERRED SHARE AWARD AGREEMENT


           Deferred Share Award, dated as of June 24, 1999 (the "Award"), made by RACI Holding, Inc., a Delaware corporation ("Holding"), to the Grantee whose name appears on the signature page hereof (the "Grantee") under the terms of RACI Holding, Inc. Stock Incentive Plan (the "Plan").

           1. Plan Controls. Capitalized terms used in this Award and not otherwise defined herein shall have the meaning given such terms in the Plan. If any provision of this Award is inconsistent with any provision of the Plan (as either may be interpreted from time to time by the Board), the Plan shall control.

           2. Grant of Deferred Shares. Effective as of the date hereof, Holding hereby evidences and confirms its grant to the Grantee, on the terms and conditions of this Award and the Plan, of the number of shares of Deferred Shares set forth on the signature page hereof, which represent Holding's contractual obligation to deliver shares of Holding's Common Stock ("Shares") to the Grantee upon the terms and conditions set forth herein and in the Plan. The Deferred Shares granted hereby shall be fully vested upon grant.

           3. Nonassignability. The Deferred Shares granted hereby are not assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Grantee upon the Grantee's death.

           4. No Rights as a Stockholder. Neither the Grantee nor any person or persons to whom the Grantee's rights under this Award shall have passed by will or by the laws of descent and distribution, as the case may be, shall have any voting, dividend or other rights or privileges as a stockholder of Holding with respect to any Shares corresponding to the Deferred Shares granted hereby unless and until a certificate for Shares is issued in respect thereof.

           5. Delivery Event. Unless the Grantee shall electively defer such distribution by written notice to Holding in accordance with the Plan and such conditions as the Board shall impose, upon the occurrence of an event described in Section 8.3 of the Plan, the Grantee shall receive, without payment, one share of Common Stock in settlement of each


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share of Deferred Shares that he or she then holds. As a condition to the delivery of any Common Stock in respect of Deferred Shares, the holder of such Deferred Shares (and anyone whose rights derive therefrom) shall execute a Subscription Agreement (or such other agreement having comparable terms but modified to reflect differences between such shares and shares purchased from Holding as shall be required by Holding). The Grantee acknowledges and agrees that the Subscription Agreement will have restrictions on transfer, repurchase rights on the part of Holding and The Clayton & Dubilier Private Equity Fund IV Limited Partnership on termination of employment, take-along rights and other legal and contractual restrictions similar to those contained in the Management Stock Subscription Agreements described in the Confidential Offering Memorandum dated May 14, 1999, a copy of which has been received by the Grantee, or such other terms and provisions as Holding shall determine.

           6. Capital Adjustments. If Holding is a party to any merger, consolidation, divestiture (including a spin-off), reorganization, reclassification, stock split-up, combination of shares, dividend on shares payable in stock, liquidation or other transaction, such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under an Award, then the Board shall, in such manner as the Board shall deem equitable, adjust any or all of (i) the number and kind of shares to which the Deferred Shares may relate and (ii) the number and kinds of securities deliverable pursuant to Section 5 hereof. In any adjustment of shares of Deferred Shares subject to this Award, fractional shares shall be omitted.

           7. Tax Withholding. Whenever shares of Common Stock or other property are to be distributed in respect to any Deferred Shares awarded hereunder, Holding shall have the power to withhold, or require the Grantee to remit to Holding, an amount sufficient to satisfy Federal, state, local and foreign withholding tax requirements, including but not limited to income and employment taxes, relating to such issuance, and Holding may defer issuance of such Shares or other property until such requirements are satisfied. The Board may, in its discretion, permit the Grantee to elect, subject to such conditions as the Board shall impose, to satisfy his withholding obligation hereunder with Shares or any other property issuable hereunder.

           8. No Right to Continued Employment. Nothing in the Plan or this Award shall interfere with or limit in any way the right of Holding or any of its Subsidiaries to terminate the Grantee's employment at any time, or confer upon the Grantee any right to continue in the employ of Holding or any of its Subsidiaries.




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           9. Interpretation. The Board shall have full power and discretion to construe and interpret the Plan (and any rules and regulations issued thereunder) and this Award. Any determination or interpretation by the Board under or pursuant to this Award shall be final and conclusive on all persons affected hereby.

           10. Binding Effect; Benefits. This Award shall be binding upon and inure to the benefit of Holding and the Grantee and their respective successors and assigns. Nothing in this Award, express or implied, is intended or shall be construed to give any person other than Holding or the Grantee or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein. This grant is made in full and complete satisfaction of any claim the Grantee may have regarding the promise by Holding to permit the Grantee to purchase its Common Stock as of a date prior hereto.

           11. Waiver; Amendment.

           (a) Waiver. Holding, the Grantee (each of Holding and the Grantee, a "Party") or any beneficiary hereof may by written notice to the other Parties
(i) extend the time for the performance of any of the obligations or other actions of the other Parties under this Award, (ii) waive compliance with any of the conditions or covenants of the other Parties contained in this Award and
(iii) waive or modify performance of any of the obligations of the other Parties under this Award. Except as provided in the preceding sentence, no action taken pursuant to this Award, including, without limitation, any investigation by or on behalf of any Party or beneficiary shall be deemed to constitute a waiver by the Party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any Party hereto or beneficiary hereof of a breach of any provision of this Award shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a Party to exercise any right or privilege hereunder shall be deemed a waiver of such Party's or beneficiary's rights or privileges hereunder or shall be deemed a waiver of such Party's or beneficiary's rights to exercise the same at any subsequent time or times hereunder.

           (b) Amendment. This Award may not be altered, modified, or amended except by a written instrument signed by Holding and the Grantee.

           12. Severability. In the event that any one or more of the provisions of this Award shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.



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           13. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to Holding or the Grantee, as the case may be, at the following addresses or to such other address as Holding or the Grantee, as the case may be, shall specify by notice to the others:

           if to Holding, to it at:

                RACI Holding, Inc.
                c/o Remington Arms Company, Inc.
                870 Remington Drive
                Madison, North Carolina  27025
                Attention:  Chief Financial Officer

           if to the Grantee, to the Grantee at the address set forth on the signature page hereof.

All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof. Copies of any notice or other communication given under this Agreement shall also be given to:

                The Clayton & Dubilier Private Equity
                Fund IV Limited Partnership
                270 Greenwich Avenue
                Greenwich, Connecticut  06830
                Attention:  Clayton & Dubilier Associates
                            IV Limited Partnership,
                            Joseph L. Rice, III

with copies to:

                Clayton, Dubilier & Rice, Inc.
                375 Park Avenue
                New York, New York 10152
                Attention:  Joseph L. Rice, III

                and



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                Debevoise & Plimpton
                875 Third Avenue
                New York, New York  10022
                Attention:  Franci J. Blassberg, Esq.

           14. Sections and Other Headings. The section and other headings contained in this Award are for reference purposes only and shall not affect the meaning or interpretation of this Award.

           15. Governing Law. This Award shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.



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           IN WITNESS WHEREOF, Holding has executed this Award as of the date first above written.

                                                RACI HOLDING, INC.

                                                By
                                                  ------------------------------
                                                  Name:
                                                  Title:



Number of Deferred Shares:



ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN

THE GRANTEE:




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